                                                       UNITED STATES
                                            SECURITIES AND EXCHANGE COMMISSION
                                                  Washington, D.C. 20549

                                                         FORM 8-K

                                                      CURRENT REPORT
                                            Pursuant to Section 13 OR 15(d) of
                                            The Securities Exchange Act of 1934

                              Date of Report (Date of earliest event reported) March 22, 2005

                                                   U.S. Can Corporation
                                  (Exact name of registrant as specified in its charter)

                        Delaware                                   1-13678                           06-1094196
              (State or other jurisdiction                 (Commission File Number)                (IRS Employer
                   of incorporation)                                                            Identification No.)

   700 East Butterfield Road, Suite 250, Lombard, IL                                                   60148
        (Address of principal executive offices)                                                     (Zip Code)

                             Registrant's telephone number, including area code (630) 678-8000

                              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneous satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
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                                         INFORMATION TO BE INCLUDED IN THE REPORT

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On March 22, 2005, U.S. Can Corporation (the "Company") appointed Robert Burkhardt, Vice President and Controller of the Company, to serve as the Company's principal financial officer pending the appointment of a new Chief Financial
Officer.  As previously announced on December 23, 2004, the Company has commenced an external search for a Chief
Financial Officer.

         Mr. Burkhardt, 45, has served as the Company's Vice President and Controller since August, 2003.  From January
1999 until August 2003, Mr. Burkhardt served as the Company's Managing Director of Financial Planning and Analysis Prior
to joining the Company, he served as Vice President of Finance at APAC Teleservices from October 1997 to January 1999, at which time he joined the Company.

                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 /s/ Philip Mengel___________________
                                                                 ------------------------------------
                                                                 Name: Philip Mengel
                                                                 Title: Chief Executive Officer

Date:  March 22, 2005